                          SCHEDULE 14A

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant   [ ]   Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement        [ ] Confidential, for use of the
                                            Commission only (as permitted
                                            by Rule 14a-6(e)(2))
[ X] Definitive proxy materials

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   American Power Conversion Corporation
        (Name of Registrant as Specified in Its Charter)

                   American Power Conversion Corporation
  (Name of Person(s) Filing Proxy Statement, if Other Than the
                           Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
 (1)Title of each class of securities to which transaction applies:

 (2)Aggregate number of securities to which transaction applies:

 (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

 (4)Proposed maximum aggregate value of transaction:

 (5)Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement no.:
          (3)  Filing Party:
          (4)  Date Filed:

              American Power Conversion Corporation
                          P.O. Box 278
                      132 Fairgrounds Road
                    West Kingston, RI  02892

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     ______________________

To the Shareholders:

  The Annual Meeting of Shareholders of American Power Conversion Corporation, a Massachusetts corporation (the "Company"), will be held on Monday, April 21, 1997 at 10:00 a.m., local time, in the Plantations Ballroom of the Radisson Airport Hotel located at 2081 Post Road, Warwick, Rhode Island 02886 for the following purposes:

     1.   To fix the number of directors at five.

     2.   To elect a Board of Directors for the ensuing year.

     3.   To approve the adoption of the 1997 Non-Employee
          Director Stock Option Plan.

     4.   To approve the adoption of the 1997 Stock Option Plan.

     5.   To approve the adoption of the 1997 Employee Stock
          Purchase Plan.

     6. To consider and act upon the shareholder proposal set forth on pages 29 to 30 in the accompanying Proxy Statement if such proposal is properly presented by the proponent or the proponent's qualified representative for action at the Meeting, which proposal is opposed by the Board of Directors. The Company's statement in opposition to such proposal is set forth on pages 30 to 31 of the accompanying Proxy Statement.

     7. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Shareholders of record at the close of business on March 14, 1997 will be entitled to vote at the meeting or any adjournments thereof.


                              By Order of the Board of Directors,


                             Emanuel E. Landsman,
                             Clerk
March 21, 1997

SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND
RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

              AMERICAN POWER CONVERSION CORPORATION
                          P.O. Box 278
                      132 Fairgrounds Road
                     West Kingston, RI 02892


                      ____________________

     PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held on April 21, 1997
                      _____________________

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of American Power Conversion Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, April 21, 1997 at 10:00 a.m., local time, in the Plantations Ballroom of the Radisson Airport Hotel located at 2081 Post Road, Warwick, Rhode Island 02886 (the "Meeting").

  Only shareholders of record as of the close of business on March 14, 1997 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, approximately 94,856,916 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of the Company's Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by written notice to the Clerk of the Company at any time before it is exercised or by delivering a later executed proxy to the Clerk of the Company at any time before the original proxy is exercised.

  Each of the persons named as proxies in the proxy is a director and officer of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted. With respect to the election of a Board of Directors, any shareholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing the name of such individual or group in the space provided on the proxy. The proxies will be voted as stated below under "Number and Election of Directors." In addition to the election of directors, the shareholders will consider and vote upon proposals
(i) to fix the number of directors at five; (ii) to approve the adoption of the 1997 Non-Employee Director Stock Option Plan;
(iii) to approve the adoption of the 1997 Employee Stock Purchase Plan; (iv) to approve the adoption of the 1997 Stock Option Plan; and (v) to consider and act upon the shareholder proposal set forth on pages 29 to 30. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification contained therein. In the absence of specifications, a proxy will be voted FOR the five nominees for director named herein, FOR approval of the 1997 Non-Employee Director Stock Option Plan, FOR the 1997 Employee Stock Purchase Plan, FOR the 1997 Stock Option Plan, AGAINST the shareholder proposal set forth in the Notice of Annual Meeting of Shareholders if it is properly presented by the proponent or the proponent's qualified representative for action at the Meeting, and according to the discretion of the proxies on any other matters that properly come before the Meeting.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum at the Meeting. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, with respect to such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. All other matters being submitted to shareholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

  The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 1996, is being mailed together with this Proxy Statement to all shareholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about March 21, 1997.

      MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth as of March 14, 1997 certain information regarding beneficial ownership of the Company's Common Stock (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding shares of Common Stock of the Company outstanding at such date, (ii) by each director or nominee for director of the Company, (iii) by each executive officer named in the Summary Compensation Table included in this Proxy Statement, and (iv) by all directors, nominees for director and executive officers of the Company as a group.

                           Amount and
                           Nature of            Percentage of
  Name and Address         Beneficial           Common Stock
of Beneficial Owner       Ownership(1)         Outstanding(2)
State of Wisconsin    7,009,000 (3)         7.4%
Investment
Board
P.O. Box 7842
Madison, WI  53707

Rodger B. Dowdell,    9,854,002(4)          10.4%
Jr.
American Power
Conversion
Corporation
P.O. Box 278
132 Fairgrounds Road
West Kingston, RI
02892

Neil E. Rasmussen     5,379,510(5)          5.7%
APC America, Inc.
755 Middlesex
Turnpike
Billerica, MA 01862

Emanuel E. Landsman   1,886,188(6)          1.9%
APC America, Inc.
755 Middlesex
Turnpike
Billerica, MA 01862

James D. Gerson       283,488(7)            *
Fahnestock & Co.
110 Wall Street
New York, NY  10005

Ervin F. Lyon         762,790(8)            *
270 North Haverhill
Road
Kensington, NH
03833-5503

Edward W. Machala     702,530(9)            *
APC America, Inc.
P.O. Box 278
132 Fairgrounds Road
West Kingston, RI
02892

                              3

Donald M. Muir        9,375(10)             *
APC America, Inc.
P.O. Box 278
132 Fairgrounds Road
West Kingston, RI
02892

David P. Vieau        45,121(11)            *
American Power
Conversion
Corporation
P.O. Box 278
132 Fairgrounds Road
West Kingston, RI
02892

All directors and     19,247,056(12)        20.3%
executive officers
as a group (11 persons)

________________________
*Less than 1.0%

(1) Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares listed.

(2) The number of shares of Common Stock deemed outstanding on March 14, 1997 includes (i) approximately 94,856,916 shares outstanding on such date and (ii) all options that are currently exercisable or will become exercisable within 60 days thereafter by the person or group in question.

(3) This information was obtained from filings made with the Securities and Exchange Commission pursuant to Sections
     13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

(4) Includes 374,490 shares of Common Stock currently allocated to Mr. Dowdell under the Company's Employee Stock Ownership Plan (the "ESOP"). Does not include any shares held by the ESOP other than the shares allocated to Mr. Dowdell's account. The ESOP currently holds an aggregate of 5,025,546 shares. Mr. Dowdell is a trustee of the ESOP and as such, may be deemed to be a beneficial owner of the shares currently held by it. Mr. Dowdell disclaims beneficial ownership of such shares, other than the shares allocated to him.

(5) Includes 302,426 shares of Common Stock currently allocated to Mr. Rasmussen under the Company's ESOP. Does not include any shares held by the ESOP other than the shares allocated to Mr. Rasmussen's account. The ESOP currently holds an aggregate of 5,025,546 shares. Mr. Rasmussen is a trustee of the ESOP and as such, may be deemed to be a beneficial owner of the shares currently held by it. Mr. Rasmussen disclaims beneficial ownership of such shares, other than the shares allocated to him.

(6) Includes 250,188 shares of Common Stock currently allocated to Dr. Landsman under the Company's ESOP. Does not include 25,000 shares held by a trust for the benefit of certain family members or 225,000 shares held by the Landsman Charitable Trust. Dr. Landsman disclaims beneficial ownership of the shares held by such trusts.

(7) Includes 20,000 shares of Common Stock issuable to Mr. Gerson pursuant to options which may be exercised within the next sixty days. Does not include 4,000 shares held by Mr. Gerson's wife for the benefit of his children.
     Mr. Gerson disclaims beneficial ownership of the shares held by his wife for the benefit of his children.

(8) Includes 20,000 shares of Common Stock issuable to Dr. Lyon pursuant to options which may be exercised within the next sixty days. Does not include 4,800 shares held by Dr. Lyon's daughter. Dr. Lyon disclaims beneficial ownership of the shares held by his daughter. Does not include 49,742 shares held by a trust for the benefit of Dr. Lyon's daughter. Dr. Lyon disclaims beneficial ownership of the shares held by such trust.

(9) Includes 45,330 shares of Common Stock currently allocated to Mr. Machala under the Company's ESOP. Does not include any shares held by the ESOP other than shares allocated to Mr. Machala's account. The ESOP currently holds an aggregate of 5,025,546 shares. Mr. Machala is a trustee of the ESOP and as such, may be deemed to be a beneficial owner of the shares currently held by it. Mr. Machala disclaims beneficial ownership of such shares, other than the shares allocated to him.

(10) Includes 9,375 shares of Common Stock issuable to Mr. Muir pursuant to options which may be exercised within the next sixty days.

(11) Includes 7,121 shares of Common Stock currently allocated to Mr. Vieau under the Company's ESOP.

(12) Includes (i) 101,375 shares issuable to certain officers and directors of the Company pursuant to options which may be exercised within the next 60 days, and (ii) 1,017,527 shares allocated to the accounts of the officers of the Company under the Company's ESOP. Also see footnotes (4) through
     (11).

    PROPOSAL NOS. 1 AND 2 - NUMBER AND ELECTION OF DIRECTORS

  At the Meeting, the shareholders will vote on fixing the number of directors at five and electing the entire Board of Directors. The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified.

  Shares represented by all proxies received by the Company and not so marked as to oppose or abstain from voting on fixing the number of directors will be voted for fixing the number of directors for the ensuing year at five. The Board of Directors recommends a vote FOR fixing the number at five.

  Shares represented by all proxies received by the Company and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees is unable or unwilling to serve) for the election of the nominees named in the table below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number. The Board of Directors recommends a vote FOR electing all of the nominees named in the table below as a director of the Company.

  All of the nominees are currently directors of the Company and were elected at the Annual Meeting of Shareholders held on June 13, 1996. The following table sets forth the year each nominee first became a director of the Company and the positions each nominee currently holds with the Company.


    Nominee's or Director's
   Name and Year Nominee or              Position(s) Held
    Director First Became a                with Company
           Director

Rodger B. Dowdell, Jr. -- 1985   President, Chairman of the
                                 Board of Directors, Chief
                                 Executive Officer

Emanuel E. Landsman -- 1981      Vice President, Clerk and
                                 Director

Neil E. Rasmussen -- 1981        Vice President and Director

Ervin F. Lyon -- 1981            Director

James D. Gerson -- 1988          Director


Meetings of the Board of Directors and Committees

  The Board of Directors met four times and took action by unanimous written consent one time during the fiscal year ended
December 31, 1996.

  The Company's Compensation and Stock Option Committee, which during 1996 was comprised of Messrs. Dowdell, Gerson and Lyon, met two times and took action by unanimous written consent one time during the fiscal year ended December 31, 1996. Effective as of January 1, 1997, Mr. Dowdell resigned from the Compensation and Stock Option Committee. The Compensation and Stock Option Committee makes recommendations to the Board of Directors regarding compensation and benefits for employees, consultants and directors of the Company, determines the compensation of executive officers and is responsible for the administration of the Company's 1987 Stock Option Plan and will be responsible for the administration of the Company's 1997 Stock Option Plan and the 1997 Employee Stock Purchase Plan which plans are the subject of Proposal Nos. 4 and 5 in this Proxy Statement.

  The Company's Audit Committee, comprised of Messrs. Gerson and Lyon, met once during the fiscal year ended December 31, 1996. The Audit Committee oversees the accounting, tax and financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors.

  The Company does not currently have a standing Nominating
Committee.

  During the fiscal year ended December 31, 1996, all of the directors attended at least 75% of the total number of meetings held by the Board of Directors, and all of the members of the Compensation and Stock Option Committee and the Audit Committee attended all of the meetings of such committees.

Compensation of Directors

  As compensation for serving on the Board of Directors, each non-employee director is paid $20,000 per year and $1,500 for each meeting attended. Non-employee directors are also reimbursed for reasonable expenses incurred while attending meetings.

  On February 25, 1993, the Board of Directors of the Company adopted the 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan"), subject to approval by the Company's shareholders, which approval was granted on May 20, 1993. The 1993 Director Plan authorized the grant on February 25, 1993 of a stock option for 20,000 shares of Common Stock to each member of the Company's Board of Directors who is neither an employee nor officer of the Company. An option was granted to each of Messrs. Gerson and Lyon, the two members of the Board of Directors entitled to participate in the 1993 Director Plan.
Such options have an exercise price of $12.00 per share, the fair market value on the date of grant. Each director can currently exercise an option to purchase up to 20,000 shares of Common Stock.

  On February 12, 1997, the Board of Directors of the Company adopted the 1997 Non-Employee Director Stock Option Plan (the "1997 Director Plan"), subject to approval by the Company's shareholders at this Meeting. The 1997 Director Plan authorizes the grant of an option to purchase 10,000 shares of Common Stock on the date of shareholder approval of the 1997 Director Plan and on February 12th of each year thereafter, to each member of the Company's Board of Directors who is neither an employee nor officer of the Company. The 1997 Director Plan is the subject of Proposal No. 3 and is described under the heading, Proposal No. 3
- "Approval of the Adoption of the 1997 Non-Employee Director
Stock Option Plan."

Occupations of Directors

  The following table sets forth the names of all nominees for directors and all current directors, their ages and present position(s) with the Company.

        Name                  Age                Position(s)

Rodger B. Dowdell,            47            President, Chief
Jr.                                         Executive Officer
                                            and Chairman of the
                                            Board of Directors

Emanuel E. Landsman           60            Vice President,
                                            Clerk and Director

Neil E. Rasmussen             42            Vice President and
                                            Director

Ervin F. Lyon (1)(2)          61            Director

James D. Gerson               53            Director
(1)(2)

______________________

(1) Member, Compensation and Stock Option Committee
(2) Member, Audit Committee

  The By-Laws of the Company provide that each director is elected to hold office until the next annual meeting of shareholders, and until his successor is chosen and qualified. The officers of the Company are elected annually at the first meeting of the Board of Directors following the annual meeting of shareholders, and hold office until their respective successors are chosen and qualified.

  Rodger B. Dowdell, Jr. joined the Company in August 1985 and has been President and a Director since that time. From January to August 1985, Mr. Dowdell worked for the Company as a consultant, developing a marketing and production strategy for UPS products. From 1978 to December 1984 he was President of Independent Energy, Inc., a manufacturer of electronic temperature controls.

  Emanuel E. Landsman has been Vice President, Clerk and Director of the Company since its inception. From 1966 to 1981, Dr.
Landsman worked at Massachusetts Institute of Technology's
Lincoln Laboratory ("M.I.T."), where he was in the Space
Communications Group from 1966 to 1977 and the Energy Systems
Engineering Group from 1977 to 1981.

  Neil E. Rasmussen has been Vice President and a Director of the Company since its inception. From 1979 to 1981, Mr. Rasmussen worked in the Energy Systems Engineering Group at M.I.T.'s
Lincoln Laboratory.

  Ervin F. Lyon has been a Director of the Company since its inception. From September 1986 to March 1993, Dr. Lyon worked for M.I.T's Lincoln Laboratory, from which he retired in March 1993. From the inception of the Company through August 1985, Dr. Lyon was President and Chairman of the Company. From 1977 to 1981, Dr. Lyon was a member of the technical staff at M.I.T's Lincoln Laboratory.

  James D. Gerson has been a Director of the Company since August 1988. Since March 1993, Mr. Gerson has been Senior Vice President of Fahnestock & Co. From January 1992 to March 1993, Mr. Gerson was Managing Director of Corporate Finance of Reich & Co., Inc. Mr. Gerson is also a member of the Board of Directors of Ag Services of America, Inc., Conceptronic, Inc., Energy Research Corporation, Hilite Industries, Inc. and Computer Outsourcing Services, Inc.

  There are no family relationships between directors and executive officers of the Company, except that Mr. Dowdell is the uncle of Aaron L. Davis, Vice President of Marketing
Communications.

                     EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1996, 1995 and 1994, of those persons who were at December 31, 1996 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

                   SUMMARY COMPENSATION TABLE

                       Annual Compensation     Long-Term Compensation
                                                     Awards (2)
                                              Securities
                                              Underlying    All
Name and Principal                             Options/    Other
    Position        Year    Salary Bonus($)(3)  SARs   Compensation                             SARs
Rodger B. Dowdell,  1996   $398,000 $398,000      0    $24,980(4)
Jr.
Chief Executive     1995    392,000  216,000      0     22,728(4)
Officer,
President &         1994    392,000  360,000      0     30,180(4)
Director

Neil E. Rasmussen   1996    259,000  259,000      0     24,350(5)
Vice President,     1995    259,000  144,000      0     22,728(5)
Engineering
and Director        1994    259,000  240,400      0     30,180(5)


Edward W. Machala   1996    259,000  259,000      0     24,030(6)
Vice President,     1995    259,000  144,000      0     22,728(6)
Operations
and Treasurer       1994    259,000  240,400      0     30,180(6)

                              7

Donald M. Muir      1996    165,000  165,000      0     47,852(7)
Chief Financial     1995     62,885   30,000      0      9,000(7)
Officer

David P. Vieau      1996    145,000  181,250      0     23,440(8)
Vice President,     1995    138,232   50,000      0     22,614(8)
Worldwide
Business            1994    170,000  155,700      0     30,180(8)
Development

______________________________

(1) Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2) The Company did not grant any restricted stock awards or stock appreciation rights ("SARs") or make any long term incentive plan payouts during the fiscal years ended
     December 31, 1996, 1995 and 1994.

(3) Includes bonus payments earned by the Named Officers in the year indicated, for services rendered in such year, which were paid in the next subsequent year.

(4)  Includes $22,500, $22,500 and $30,000, respectively, the market value of the shares of Common Stock contributed to the Employee Stock Ownership Plan on behalf of Mr. Dowdell and $2,480, $228 and $180 respectively, in premiums on a term life insurance policy for Mr. Dowdell's benefit for fiscal years ended December 31, 1996, 1995 and 1994.

(5)  Includes $22,500, $22,500 and $30,000, respectively, the market value of the shares of Common Stock contributed to the Employee Stock Ownership Plan on behalf of Mr. Rasmussen and $1,850, $228 and $180, respectively, in premiums on a term life insurance policy for Mr. Rasmussen's benefit for fiscal years ended December 31, 1996, 1995 and 1994.

(6)  Includes $22,500, $22,500 and $30,000, respectively, the market value of the shares of Common Stock contributed to the Employee Stock Ownership Plan on behalf of Mr. Machala and $1,530, $228 and $180, respectively, in premiums on a term life insurance policy for Mr. Machala's benefit for fiscal years ended December 31, 1996, 1995 and 1994.

(7) Mr. Muir joined the Company on July 26, 1995 as Chief Financial Officer. His compensation includes $22,500, the market value of the shares of Common Stock contributed to the Employee Stock Ownership Plan on behalf of Mr. Muir for the fiscal year ending December 31, 1996 and $1,352 and $250, respectively, in premiums on a term life insurance policy for Mr. Muir's benefit for fiscal years ended December 31, 1996, and 1995, and $24,000 and $8,750 of relocation assistance for the fiscal years ending
     December 31, 1996 and 1995.

(8) Mr. Vieau was appointed Vice President of Worldwide Business Development in October 1995 after serving as Vice President of Marketing from October 1991 through June 1995. His compensation includes $22,500, $22,500 and $30,000, respectively, the market value of the shares of Common Stock contributed to the Employee Stock Ownership Plan on behalf of Mr. Vieau and $940, and $228 and $180, respectively, in premiums on a term life insurance policy for Mr. Vieau's benefit for fiscal years ended December 31, 1996, 1995 and 1994.
              OPTION GRANTS IN THE LAST FISCAL YEAR

  The following table sets forth grants of stock options pursuant to the Company's 1987 Stock Option Plan granted during the fiscal year ended December 31, 1996 to the Named Officers. The Company did not grant any stock appreciation rights to the Named Officers during the fiscal year ended December 31, 1996.

                OPTION GRANTS IN LAST FISCAL YEAR

                                                       Potential
                                                       Realizable
                                                        Value at
                                                        Assumed
                                                      Annual Rates
                      Individual Grants (1)                of
                                                      Stock Price
                                                      Appreciation
                                                       for Option
                                                        Term (2)
                       Percent of
              Option      Total
             Granted     Options   Exercise    Expira-
               (#)       Granted   or Base      tion
Name                       to       Price       Date     5%($)   10%($)
                        Employees   ($/Sh)
                           in
                       Fiscal Year
Rodger   B.
Dowdell,       --         --           --         --       --       --
Jr.

Neil     E.
Rasmussen      --         --           --         --       --       --

Edward   W.  24,090        5.23%    $9.125    7/16/06  138,244.31  350,338.42
Machala

Donald   M.  13,950        3.02%    $9.125    7/16/06   80,054.30  202,873.43
Muir

David    P.  13,020        2.83%    $9.125    7/16/06   74,717.34  189,348.54
Vieau

---------------------------------

(1) All options were granted by the Compensation and Stock Option Committee at "fair market value" determined as of the last business day for which prices are available prior to the date an option is granted and means the last reported sale price (on that date) of the Common Stock on the NASDAQ Stock Market.
(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company's Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.


           OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the 1987 Stock Option Plan including (i) the number of shares purchased upon exercise of options in 1996, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at December 31, 1996 and (iv) the value of such unexercised options at December 31, 1996:

       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
               AND DECEMBER 31, 1996 OPTION VALUES




                                     Number of        Value of
                 Shares             Unexercised   Unexercised In-
               Acquired   Value     Options at       the-Money
     Name         on    Realized   December 31,      Options at
               Exercise  ($)(1)       1996 (#)       December 31,
                 (#)             Exercisable/         1996 ($)(2)
                                         Unexercisable  Exercisable/
                                                               Unexercisable
Rodger B.          --        --        --        --        --         --
Dowdell, Jr.

Neil E.            --        --        --        --        --         --
Rasmussen

Edward W.          --        --        --        --        --         --
Machala

Donald M. Muir     --        --        --        --        --         --

David P. Vieau  244,000  2,119,782     --      13,020      --      235,987.50

___________________________


(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Officers, but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. Named Officers will receive cash only if and when they sell the Common Stock issued upon exercise of options and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Value is based on the difference between option exercise price and the fair market value at December 31, 1996 ($27.25 per share as quoted on the NASDAQ Stock Market) multiplied by the number of shares underlying the option.

              AMERICAN POWER CONVERSION CORPORATION
     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the three-member Compensation and Stock Option of the Board of Directors (the "Compensation Committee").1 Two members of the Compensation Committee are non-employee directors. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management.

  Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies. The Compensation Committee's executive compensation policies are designed to (i) enhance profitability of the Company and shareholder value, (ii) integrate compensation with the Company's annual and long-term performance goals, (iii) reward above-average long-term corporate performance, (iv) recognize individual initiative and achievement, as well as teamwork and
(v) assist the Company in attracting and retaining qualified executive officers. Compensation under the executive compensation program is comprised of cash compensation in the form of annual base salary and performance-based bonuses, and long term incentive compensation in the form of stock options.

  In setting cash compensation levels for executive officers (including the Chief Executive Officer), the Compensation Committee prepares a salary plan annually. The base salaries are fixed at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of the Company. In addition, the base salaries take into account the Company's relative financial performance as compared to comparable companies. The financial performance measures utilized include sales growth, return on equity and pre-tax earnings levels. The Chief Executive Officer's employment agreement provides that his cash compensation shall be in accordance with the American Electronics Association's (AEA) standards for chief executive officers of similar size companies for salary and bonus. The AEA standards, which are published annually, are used to determine the base salary of chief executive officers of companies in the electronics industry which are of comparable size in terms of annual revenues. The Compensation Committee has the discretion to increase or decrease the AEA standards when arriving at compensation levels for the Company's executives based upon its comparison of the Company's performance to that of similar companies, as well as its assessments of the Company's achievement of established financial performance metrics and strategic goals.

  During fiscal 1996, the Compensation Committee referred to the American Electronics Association's Executive Compensation Survey (the "AEA Survey") results to establish annual salaries for executives, including the Chief Executive Officer. The Compensation Committee's assessment of the Company's relative financial performance placed the Company above the 75th percentile of similar companies participating in the AEA Survey. Accordingly, the base salaries for the executive officers were set at a level intended to be comparable with similar companies above the 75th percentile.

  The Compensation Committee relies on incentive compensation in the form of performance-based bonuses and stock options to retain and motivate executive officers. Incentive compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial performance metrics and strategic goals. Financial metrics include sales growth, pre-tax profits, return on equity and cash flow, while strategic goals focus on product development and increasing market share. The Compensation Committee assigns approximately equal weight to each of the financial performance metrics and strategic goals. The Company also utilizes the AEA Survey results to determine comparable amounts paid in the form of incentive bonuses to executive officers, subject to adjustment (upward or downward) based upon the Company's performance in relation to the AEA Survey participants. The Compensation Committee concluded that the Company's performance, on average, was better than similar AEA Survey participants. As a result, the Compensation Committee determined the 1996 cash bonus for the Chief Executive Officer in an amount which, when combined with base salaries, represented a total cash compensation award intended to be comparable with similar companies above the 75th percentile. The percentage relationship between cash bonus and base salary for the Chief Executive Officer for 1996 was then applied to the base salary of the Company's other executive officers to determine their cash bonuses for 1996.

  Incentive compensation in the form of stock options is designed to provide long term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The Company's 1987 Stock Option Plan, administered by the Compensation Committee, is the vehicle for the granting of stock options.

  The 1987 Stock Option Plan permits the Compensation Committee to grant stock options to eligible employees, including executive officers. During 1996, the Compensation Committee granted stock options to various employees. Options become exercisable based upon a vesting schedule tied to years of service. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

  During 1996, the Compensation Committee granted options potentially exercisable for a combined total of 81,750 shares of Common Stock to six executive officers. The exercise price was equal to the stock market price on the date of grant. The options granted to each executive officer become exercisable ratably over the next six years subject to his continued employment with the Company.

  The Company also maintains an Employee Stock Ownership Plan (the "ESOP") in which all executives participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the ESOPs. The ESOP's assets are invested exclusively in the Company's Common Stock so as to further align employees' and shareholders' long-term financial interests. The Board of Directors approves the contributions to the ESOP.

  The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

  Compensation paid to certain executive officers of the Company will be subject to the $1 million limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code. It is not anticipated that any executive officer will receive compensation during 1996 which will not be deductible by reason of the limitation. This limitation will be considered by the Compensation Committee when it determines the amounts of compensation to be paid to executive officers in 1997 and subsequent calendar years.

  This report has been submitted by the members of the Compensation Committee.


Rodger B. Dowdell, Jr.
(Chairman, President and Chief Executive Officer)

James D. Gerson

Ervin F. Lyon


                        PERFORMANCE GRAPH

  The following graph illustrates a five year comparison of cumulative total shareholder return among the Company, the University of Chicago's Center for Research in Security i.e. Prices ("CRSP") Index for the NASDAQ Stock Market and the CRSP Index for NASDAQ Electronic Components Stocks (SIC 367, a peer group index which includes electronic components companies). The comparison assumes $100 was invested on December 31, 1991 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

      COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
   THE COMPANY, THE NASDAQ STOCK MARKET AND NASDAQ ELECTRONIC
                        COMPONENTS STOCKS

                       [INSERT GRAPH HERE]

                              1991    1992    1993    1994    1995    1996
Broad Market Index(1)      $100.00 $116.40 $133.60 $130.60 $184.70 $227.20
Peer Group Index(2)         100.00  156.40  214.70  237.20  392.80  678.70
APCC                        100.00  209.30  355.10  244.90  142.10  407.50

Assumes $100 invested on 12/31/91.
(1)  CRSP Index for Nasdaq Stock Market
(2)  CRSP Index for Nasdaq Electronic Components Stocks

                       EMPLOYMENT CONTRACT

  The Company has entered into an employment agreement with its Chief Executive Officer. The agreement is automatically renewed annually unless either party notifies the other 60 days prior to the renewal date. Pursuant to the employment agreement, the Company pays the Chief Executive Officer an annual salary and a bonus which are based on the salaries and bonuses paid to Chief Executive Officers of electronics companies having approximately the same revenues as the Company. The Chief Executive Officer is obligated under the agreement not to compete with the Company while he is employed by the Company and for a period of one year thereafter. The Company does not have employment agreements with any other executive officers.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, Messrs. Dowdell, Lyon and Gerson served on the Compensation Committee. The Compensation Committee was responsible for determining the non-equity and equity compensation of executive officers of the Company.
Rodger B. Dowdell, Jr., the President and Chief Executive Officer of the Company, participated in deliberations concerning executive officer compensation, but was not present during discussions of and abstained from voting with respect to decisions concerning his own compensation as Chief Executive Officer. Effective as of January 1, 1997, Mr. Dowdell resigned as a member of the Compensation Committee and the Board of Directors of the Company reduced the number of committee members from three to two. Messrs. Lyon and Gerson continue to serve on the Compensation Committee.

        PROPOSAL NO.  3 - APPROVAL OF THE ADOPTION OF THE
             NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  On February 12, 1997, the Board of Directors of the Company adopted the 1997 Non-Employee Director Stock Option Plan (the "1997 Director Plan"), subject to the approval of the Company's shareholders. The Board of Directors has reserved a maximum of 200,000 shares of Common Stock for issuance under the 1997 Director Plan. Under the 1997 Director Plan, each non-employee director will receive an option to purchase 10,000 shares of Common Stock on February 12, 1998 and will automatically receive an option to purchase an additional 10,000 shares on the same date each year thereafter through and including February 12, 2007. Currently, two members of the Board of Directors are entitled to participate in the 1997 Director Plan.

  The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the 1997 Director Plan. The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the 1997 Director Plan.

  The following is a summary description of the 1997 Director
Plan, which is qualified in its entirety by reference to the complete text of the 1997 Director Plan which is attached as Appendix A to this Proxy Statement.

Summary of  the 1997 Director Plan

  Purpose. The purpose of the 1997 Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors.

  Administration.  The 1997 Director Plan is administered by the
Board of Directors of the Company.

  Shares Subject to the 1997 Director Plan.  The Board of
Directors has reserved a maximum of 200,000 shares of Common
Stock for issuance under the 1997 Director Plan.

  Eligibility; Automatic Grant of Options under the 1997 Director Plan. Subject to the availability of shares under the 1997 Director Plan, the 1997 Director Plan authorizes the automatic grant of stock options only to members of the Board of Directors who are neither employees nor officers of the Company (individually, a "Non-Employee Director" and collectively, the "Non-Employee Directors"). Under the 1997 Director Plan, each non-employee director will receive an option to purchase 10,000 shares of Common Stock on the date of shareholder approval of the 1997 Director Plan and will automatically receive an option to purchase an additional 10,000 shares on February 12th of each year thereafter through and including February 12, 2007.

  Option Price. The exercise price per share for all options granted under the 1997 Director Plan will be 100% of the fair market value per share of the Common Stock on the date of grant.

  Option Duration. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order and are exercisable only while the optionee is serving as a director of the Company or within 90 days after the optionee ceases to serve as a director of the Company (except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option automatically becomes fully exercisable and may be exercised until the scheduled expiration date of the option).

  Exercisability of Shares. Options granted to Non-Employee Directors under the 1997 Director Plan become exercisable over four years in eight equal semi-annual installments beginning two years from the date such options are granted. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

  Amendment and Termination. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1997 Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants under the 1997 Director Plan. No options may be granted under the 1997 Director Plan after February 12, 2007.

  Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for directors receiving options under the 1997 Director Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service (the "IRS"). However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

    1. Options granted under the 1997 Director Plan do not qualify as "Incentive Stock Options" under Section 422 of the Code.

    2. In general, a Non-Employee Director will not recognize any taxable income upon the grant of an option under the 1997
  Director Plan and the Company will not be entitled to a federal income tax deduction by reason of such grant.

    3. In general, a Non-Employee Director will recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

    4. If a Non-Employee Director exercises an option by delivering shares of Common Stock to the Company in payment of the exercise price, special rules will apply.

    5. When a Non-Employee Director sells the Common Stock acquired upon exercise of an option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon sale of the stock and his or her basis in the stock (generally, the exercise price plus the amount, if any, taxed to the Non-Employee Director as ordinary income as a result of his or her exercise of the option). If the Non-Employee Director's holding period for the stock exceeds one year, the gain or loss will be long-term capital gain or loss.

    6. Generally, upon any grant or exercise of any option in which a Non-Employee Director does not recognize ordinary income, no federal income tax deduction will be allowed to the Company. When a Non-Employee Director recognizes ordinary income as a result of the exercise of an option under the 1997 Director Plan, the Company generally will be entitled to a corresponding deduction for federal income tax purposes.

        PROPOSAL NO.  4 - APPROVAL OF THE ADOPTION OF THE
                     1997 STOCK OPTION PLAN

  On February 12, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Stock Plan"), subject to the approval of the Company's shareholders. The 1997 Stock Plan provides for the grant of incentive stock options to employees and the grant of non-qualified stock options to employees, consultants, directors and officers of the Company.

  The Company's 1997 Stock Plan was adopted by the Board of Directors of the Company to replace the Company's 1987 Stock Plan which expires pursuant to its terms on June 18, 1997. The Board of Directors voted to terminate the 1987 Stock Plan earlier in the event that the shareholders approve the adoption of the 1997 Stock Plan. In such event, the 1987 Stock Plan shall be terminated as to the grant of any new options thereunder effective immediately upon the date of shareholder approval of the 1997 Stock Plan. If the shareholders fail to approve the adoption of the 1997 Stock Plan then the 1987 Stock Plan shall remain in effect until such plan expires by its terms on June 18, 1997. As of March 1, 1997, options to purchase 9,670,809 shares of Common Stock (net of cancellations) were issued under the 1987 Stock Plan of which options to purchase 1,598,428 shares of Common Stock were outstanding. Information with respect to the number of options granted to the Named Officers during 1996 appears under the heading "Option Grants in Last Fiscal Year." Additional information regarding option grants may be found in the table under the heading "Option Information" set forth below.

  The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the 1997 Stock Plan. The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the 1997 Stock Plan.

  The following is a summary description of the 1997 Stock Plan, which is qualified in its entirety by reference to the complete text of the 1997 Stock Plan which is attached as Appendix B to this Proxy Statement.

Summary of the 1997 Stock Plan

  Purpose. The purpose of the 1997 Stock Plan is to encourage employees of the Company and other individuals who render services to the Company by providing opportunities to purchase stock of the Company pursuant to options granted under the 1997 Stock Plan.

  Shares Subject to the 1997 Stock Plan. The Board of Directors has reserved a maximum of 6,000,000 shares of Common Stock for issuance under the 1997 Stock Plan.

  Eligibility. The 1997 Stock Plan provides for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Code to employees of the Company and the grant of non-qualified stock options ("NQSOs") to employees, consultants, directors and officers of the Company. Currently, approximately 2,700 employees (including directors who are also employees and officers of the Company) of the Company are eligible to participate in the 1997 Stock Plan.

  Administration. The 1997 Stock Plan is administered by the Compensation Committee of the Board of Directors, which currently consists of Messrs. Gerson and Lyon, two non-employee directors of the Company. Subject to the provisions of the 1997 Stock Plan, the Compensation Committee has the authority to (i) determine to whom options shall be granted, (ii) determine the time at which options shall be granted, (iii) determine the purchase price of shares subject to each option, (iv) determine whether each option granted shall be and ISO or an NQSO, (v) determine when each option shall become exercisable and the duration of the exercise period, (vi) extend the period during which outstanding options may be exercised and (vii) interpret the 1997 Stock Plan and prescribe and rescind rules and regulations relating to it.

  Option Price and Duration. The Compensation Committee determines the exercise price per share for NQSOs under the 1997 Stock Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company may be organized. The exercise price per share for each ISO granted under the 1997 Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. ISOs are not transferable by the optionholder except by will or by the laws of descent and distribution. NQSOs are transferable to the extent determined by the Compensation Committee and as set forth in the agreement relating to the grant of any such NQSOs. Each option expires on the date specified by the Compensation Committee, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

  Exercisability of Shares. Options granted under the 1997 Stock Plan shall become exercisable over four years in eight equal semi-annual installments beginning two years from the date such options are granted. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

  Amendment and Termination. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1997 Stock Plan at any time (although such action shall not affect options previously granted). Generally, no ISO may be exercised more than three months following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination. Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants under the 1997 Stock Plan. No options may be granted under the 1997 Stock Plan after February 11, 2007.

  Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for persons receiving options under the 1997 Stock Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the IRS. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

  Incentive Stock Options:
     1.In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and the Company is not entitled to a federal income tax deduction upon either grant or exercise of an ISO.
     2.If shares acquired upon exercise of an ISO are not disposed of within (i) two years from the date the ISO was granted or (ii) one year from the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.
     3.If shares acquired upon exercise of an ISO are disposed and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.
     4.In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally will be entitled to a corresponding federal income tax deduction.
     5.The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.
     6.Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.
     7.An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.
     8.In addition to the tax consequences described above, the exercise of ISOs may result in an "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a rate of 26% or 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," generally reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     9.Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

  Non-Qualified Options:
     1.The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Company is not entitled to a federal income tax deduction by reason of such grant.
     2.The optionee generally will recognize ordinary income at the time of exercise of a NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.
     3.When the optionee sells the shares acquired upon exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.
     4.The Company generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.
     5.An optionee may be entitled to exercise a NQSO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

     6.Special rules apply if the shares acquired upon the exercise of an NQSO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.


                       Option Information

      As  of  March  1, 1997 the Company had approximately  1,355 employees  with  outstanding option grants under the  1987  Stock
Plan.

    The following table sets forth as of March 1, 1997, options granted in the aggregate under the 1987 Stock Plan and the 1993

Director Plan to (i) the Named Officers, (ii) each other person who received five percent of such options, (iii) all executive officers of the Company as a group, (iv) all current directors of the Company who are not executive officers as a group and (v) all employees, including all current officers who are not executive officers, as a group:

Name                          Title                     No. of Options Granted

Rodger B. Dowdell, Jr.  CEO, President & Director                           0
Neil E. Rasmussen       Vice President, Engineering & Director              0
Emanuel E. Landsman     Vice President, Clerk & Director                    0
Edward W. Machala       Vice President, Operations & Director         804,090
Donald M. Muir          Chief Financial Officer                        38,950
David P. Vieau          Vice President, Worldwide Business
                          Development                                 413,020
James D. Gerson         Director                                       20,000
Ervin F. Lyon           Director                                       20,000
All executive officers as a group...................................1,890,750
All current directors who are not executive officers as a group........40,000
All employees who are not executive officers as a group.............7,780,059


        PROPOSAL NO. 5 - APPROVAL OF THE ADOPTION OF THE
                1997 EMPLOYEE STOCK PURCHASE PLAN

     The 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") was adopted by the Board of Directors on February 12, 1997, subject to shareholder approval. It is intended that the 1997 Purchase Plan will constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

  The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the 1997 Purchase Plan. The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the 1997 Purchase Plan.

  The following is a summary description of the 1997 Purchase
Plan, which is qualified in its entirety by reference to the complete text of the 1997 Purchase Plan which is attached as Appendix C to this Proxy Statement.

Summary of the 1997 Purchase Plan

     Purpose. The 1997 Purchase Plan is intended to encourage stock ownership by all eligible employees of the Company and participating subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The 1997 Purchase Plan is designed to encourage eligible employees to remain in the employ of the Company. Under the 1997 Purchase Plan, payroll deductions are used to purchase the Company's Common Stock for eligible participating employees through the exercise of stock options.

     Shares Subject to the 1997 Purchase Plan. The 1997 Purchase Plan authorizes the issuance of up to 1,000,000 shares of Common Stock (subject to adjustment for capital changes) pursuant to the exercise of nontransferable options granted to participating employees. The Common Stock subject to the options under the 1997 Purchase Plan includes shares of the Company's authorized but unissued Common Stock and shares of Common Stock reacquired by the Company, including shares purchased in the open market. Option holders are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

     Eligibility. Employees of the Company (and participating subsidiaries) whose customary employment with the Company or any of its subsidiaries is more than 20 hours per week and for more than five months in any calendar year shall be eligible to receive options under the 1997 Purchase Plan. Persons who are eligible employees on or before the first day of any Payment Period who elect to participate in the 1997 Purchase Plan shall receive their options as of such day. An employee may not be granted an option under the 1997 Purchase Plan, if after the granting of the option such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries.

     Administration. The 1997 Purchase Plan is administered by the Compensation Committee. The Compensation Committee, subject to the provisions of the 1997 Purchase Plan, has the power to construe the 1997 Purchase Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for administration of the 1997 Purchase Plan as it may deem appropriate.

     Payment Periods; Payment for Shares of Common Stock. An employee electing to participate in the 1997 Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's base pay or salary compensation) to be deducted by the Company from the employee's base pay or salary and applied toward the purchase of Common Stock under the 1997 Purchase Plan. A "Payment Period" commences on January 1st of each year and ends on December 31st. The date of commencement of the first Payment Period shall be January 1, 1998. On the first business day of each Payment Period, the Company will grant to each 1997 Purchase Plan participant an option to purchase shares of Common Stock of the Company. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the 1997 Purchase Plan throughout the Payment Period. In no event, however, may the employee exercise an option granted under the 1997 Purchase Plan for more than 3,000 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 3,000 shares, the excess of the amount of accumulated payroll deductions over the aggregate purchase price of the 3,000 shares will be promptly refunded to the employee without interest. Furthermore, no employee may be granted an option which permits the employee's right to purchase shares of Common Stock under the 1997 Purchase Plan and all other
Section 423 plans of the Company and any subsidiary companies, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year in which the option is outstanding. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest. Under the terms of the 1997 Purchase Plan, the option price is an amount equal to the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period or (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period. The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid on these amounts.

  For purposes of the 1997 Purchase Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Stock Market, if the Common Stock is not then traded on a national securities exchange, or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. An employee may enter the 1997 Purchase Plan by delivering to the Company, at least 10 days before the beginning date of the next succeeding Payment Period, an authorization (i) stating the initial percentage to be deducted from the employee's pay, (ii) authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the 1997 Purchase Plan and (iii) specifying the exact name or names in which shares purchased by the employee are to be issued.

     If an employee is not a participant in the 1997 Purchase Plan on the last day of the Payment Period, the employee generally is not entitled to exercise his option. An employee's rights under the 1997 Purchase Plan generally terminate upon his voluntary withdrawal from the 1997 Purchase Plan at any time, or when he ceases employment because of retirement, resignation, discharge, death or any other reason, except that employment shall be treated as continuing intact while an employee is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the employee's right to reemployment is guaranteed either by statute or by contract, if longer.

  Transferability.   An employee's rights under the 1997 Purchase
Plan are the employee's alone and may not be transferred to, assigned to, or availed of by any other person. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

  Withdrawal from 1997 Purchase Plan. An employee may withdraw from the 1997 Purchase Plan, in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will refund, without interest, the entire balance of the employee's deductions not previously used to purchase stock under the 1997 Purchase Plan.

  Amendments and Termination. The Compensation Committee may from time to time adopt amendments to the 1997 Purchase Plan provided that, without the approval of the Company's shareholders, no amendment may increase the number of shares that may be issued under the 1997 Purchase Plan or change the class of the employees eligible to receive options under the 1997 Purchase Plan or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the 1997 Purchase Plan. The 1997 Purchase Plan may be terminated at any time by the Compensation Committee but such termination will not affect options then outstanding under the 1997 Purchase Plan. If at any time shares of Common Stock reserved for the purposes of the 1997 Purchase Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the 1997 Purchase Plan will terminate. Upon termination of the 1997 Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded to 1997 Purchase Plan participants without interest.

  Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for persons receiving options under the 1997 Purchase Plan and certain tax effects on the Company. Based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the IRS. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

     1. The amounts deducted from an employee's pay under the 1997 Purchase Plan will be included in the employee's compensation subject to federal income tax. Subject to certain requirements, generally no additional income will be recognized by the employee either at the time options are granted pursuant to the 1997 Purchase Plan or at the time the employee purchases shares pursuant to the 1997 Purchase Plan.

     2. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

          (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

          (b) the excess of the fair market value of the shares on the first business day of the Payment Period over the option price.

          In addition, the employee generally, will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). If the employee's holding period for the shares exceeds one year, such gain or loss will be long-term capital gain or loss.

     3. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan within two years after the first business day of the Payment Period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the applicable Payment Period over the amount the employee paid for the shares.

          In addition, the employee generally, will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's tax basis in the shares (generally the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss.

     4. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan more than two years after the first business day of the Payment Period, the Company will not be entitled to any federal income tax deduction with respect to the options granted or the shares issued upon their exercise. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan prior to the expiration of the two-year holding period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount which is treated as ordinary income to the employee as a result of the disposition.


     PROPOSAL NO. 6 - SHAREHOLDER PROPOSAL CONCERNING BOARD
                           COMPOSITION

  A shareholder has indicated an intention to present the following proposal for action by the shareholders:

WHEREAS: American Power Conversion Corporation (APC) has grown into an international business operation, with both sales and manufacturing facilities inside and outside the United States; and

WHEREAS: The rapidly increasing size and complexity of the business requires leadership with broad business experience and judgment of the highest order; and

WHEREAS: The present Board of Directors is composed of only five (5) members, four (4) of whom are individuals with well respected technical/scientific background, but not providing the diversity of training and experience required to deal with numerous other vital areas of the business; and

WHEREAS: The balance of stock ownership by members of the Board of Directors and Officers has declined from 63.44% prior to the original public offering in 1988 to 21.15% reported in the Proxy Statement dated May 10, 1996, and

WHEREAS: The same Board of Directors have consistently renominated themselves annually for the past eight
              (8) years, without appropriately increasing public stockholder representation on the Board; and

WHEREAS: Stockholders now need additional, objective, diversified, outside representation on the Board of Directors; now

THEREFORE:    The following motion is proposed for approval by
              shareholders:

              Members of the Board of Directors shall be increased from five (5) to nine (9), no more than three (3) of whom shall be officers or employees of APC, nor any be a relative of a company officer or Director.

STATEMENT BY THE BOARD OF DIRECTORS IN OPPOSITION TO THE
SHAREHOLDER PROPOSAL

   The Board of Directors believes this proposal would not serve the Company's best interests and recommends a vote AGAINST it.

   The Board's opposition to this proposal is based upon the following factors:

   + The Company is performing strongly - both for 1996 and in the aggregate since it went public in 1988
   + The current Board works well as a team with senior management + The current Board is passionately committed to the long-term health and success of the Company

Company Performance

   Under the current Board's direction, since going public in 1988, the Company has recorded nine consecutive years of record revenues. Over the past five years the Company has achieved compound annual growth rates for revenue and net income of 50% and 43% respectively. In 1996, the Company achieved 37% revenue growth, 33% net income growth and increased its industry-leading market share position from approximately 33% to 37% worldwide. Additionally, the Company ranked #2 among the NASDAQ 100 in share price appreciation (187%) for 1996. In summary, the Company is the largest, fastest growing and most profitable UPS manufacturer in the industry for the 0-5kva worldwide market.

The Current Board Works Well

   The five members of the current Board work well together as a team and have a time-tested and candid working relationship with the Company's officers and senior management. This mutual respect and understanding has set the tone for the Company's flexible, but tenacious, management style. In the eight years since the Company went public, this five member Board has successfully guided the Company through a controlled global business expansion in an ever more complex international business environment, which has resulted in the Company's worldwide leadership role in its UPS markets.

   Another factor contributing to the enduring business effectiveness of the current Board has been its size and composition, which allows for flexible and rapid response to a constantly changing global market and consolidating international competitors. While the Company's existing By-Laws already allow additional Board members, the Board believes that increasing its size to nine members could slow the decision making process and diminish the Board's ability to respond to changing markets and competitive threats. It is the Board's opinion that the sustained long term growth enjoyed by the Company since it went public, and thus cumulative benefit to shareholders, could diminish in similar fashion.

The Board is Committed Long-Term

   The current Board, through its significant stock ownership, has a large personal stake in the long-term health and success of the Company. The Company ranks in the top 15th percentile of the NASDAQ 100 group of companies in the category of percentage of outstanding share ownership by Directors and Officers. This long term perspective assists the current Board in making decisions that focus on the benefit to shareholders over the long haul, and in resisting pressures which would push for short term gains at the expense of the sustained growth experienced by the Company since it went public in 1988. It would be exceedingly difficult to secure four additional outside directors who would share this magnitude of long- term investment in the Company, with the result that their decisions would undoubtedly reflect the absence of this stabilizing historical perspective. Changing the Board from its current five members to the proposed nine members simply offers no clear benefit. The Board does, however, recognize that if at some future date it becomes advantageous to expand in size or add a particular area of complementary expertise, it will do so prudently and with a clear understanding of the benefits to be derived.

   For the reasons stated above, the Board of Directors recommends a vote AGAINST the shareholder's proposal.

                     INDEPENDENT ACCOUNTANTS

  The Company has retained KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1997. A representative of KPMG Peat Marwick LLP will be at the Meeting and will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from the stockholders.

                     SECTION 16 REQUIREMENTS

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it with respect to fiscal 1996, or written representations from certain reporting persons, the Company believes that all of its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities complied with all filing requirements applicable to them with respect to transactions during 1996 except that Mr. Lucente and Mr. Lyon each filed one late Form 4 in connection with one transaction per individual.

                      SHAREHOLDER PROPOSALS

  Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices no later than November 21, 1997. It is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

                    EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail or by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company regis tered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation. The Company has retained Morrow & Co. Incorporated to assist in the solicitation of proxies, and will pay this company a fee of approximately $6,000, plus expenses.

                                                       Appendix A

              AMERICAN POWER CONVERSION CORPORATION

           1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1997 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of American Power Conversion Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

   2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 200,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

   3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

   4. Automatic Grant of Options. Subject to the availability of shares under this Plan, each person who is a member of the

Board and who is not an employee or officer of the Company (a "Non-Employee Director") on the date of shareholder approval of the Plan and on February 12th of each year thereafter shall be automatically granted on such date, without further action by the Board, an option to purchase 10,000 shares of the Common Stock. Options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to any person under this
Plan.   The number of shares covered by options granted under
this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan.

   Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of Shareholders of the Company following the Approval Date, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

   5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted.
The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

   6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

   7.  (a) Exercisability of Shares and Non-Transferability of
Options. Options granted under this Plan shall become exercisable by the optionee in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such date:

 Percentage of Option
 Shares for which
 Option Will be Exercisable     Date of Vesting

 0%                             Less than two years from the
                                date of grant

 25%                            Two years but less than two
                                and one-half years from the date
                                of grant

 An additional 9.375%           Every six months thereafter

   The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

       (b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

   8.  Termination of Option Rights.

       (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

       (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

   9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to American Power Conversion Corporation at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check,
(b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

   10. Adjustments Upon Changes in Capitalization and Other
Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

      (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      (b) Recapitalization Adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full immediately prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

      (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

      (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraphs 2 and 4 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

   11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

    (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

   (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

   12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

   13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

   14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

   15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after February 12, 2007, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10),
(b) materially modify the requirements as to eligibility to participate in this Plan or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

   16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

   17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

   18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                                                       Appendix B

              AMERICAN POWER CONVERSION CORPORATION

                     1997 STOCK OPTION PLAN


     1. Purpose. The purpose of this 1997 Stock Option Plan (the "Plan") is to encourage employees of American Power Conversion Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations"), and other individuals who render services to the Company or a Related Corporation, by providing opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and options which do not qualify as ISOs ("Non-Qualified Options"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2.  Administration of the Plan.

          A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options) Non-Qualified Options may be granted; (ii) determine the time or times at which Options shall be granted; (iii) determine the exercise price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6;
     (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any; and
     (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

          B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts by a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall constitute the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. Grant of Options to Board Members. Options may be granted to members of the Board. All grants of Options to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either
     (i) are eligible to receive grants of Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Options.

          D. Performance-Based Compensation. The Board, in its discretion, may take such action as may be necessary to ensure that Options granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Options granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Options to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Options granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

     3. Eligible Employees and Others. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. The granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options.

     4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 6,000,000, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall again be available for grants of Options under the Plan.

      No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 4,200,000 of the shares of Common Stock under the Plan during any fiscal year of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

     5. Granting of Options. Options may be granted under the Plan at any time after February 12, 1997 and prior to February 12, 2007. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

     6.  Minimum Option Price; ISO Limitations.

          A. Price for Non-Qualified Options. Subject to Paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant; provided that in no event shall such exercise price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

          B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options, and the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Option that are ISOs.

          D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean
     (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
     (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. Acceleration of Vesting. The Committee shall have the right to accelerate the date on which any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9. Termination of Employment. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) the passage of three months after the date of termination of his or her employment, or (b) expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any optionee the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10. Death; Disability.

          A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
     Section 22(e)(3) of the Code or any successor statute.

     11. Assignability. No ISO shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of an optionee each Option shall be exercisable only by such optionee. Non-Qualified Options shall be transferable to the extent set forth in the agreement relating thereto.

     12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition,
     (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

          C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

          D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

          E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or
(e) at the discretion of the Committee, by any combination of
(a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. Term and Amendment of Plan. This Plan was adopted by the Board on February 12, 1997, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to February 11, 1998, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on February 12, 2007 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13) and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of an optionee, without such optionee's consent, under any Option previously granted to such optionee.

     16. Conversion of ISOs into Non-Qualified Options. Subject to paragraph 13(D), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

     17. Application Of Funds.  The proceeds received by the
Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     18. Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

     19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the transfer of a Non-Qualified Stock Option pursuant to an arm's length transaction, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of a Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option (ii) the transfer of a Non-Qualified Stock Option, or
(iii) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

  Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by optionees in connection with the Plan.

     21. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of The Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                                                       Appendix C

              AMERICAN POWER CONVERSION CORPORATION
                1997 EMPLOYEE STOCK PURCHASE PLAN



Article 1 - Purpose.

   This 1997 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of American Power Conversion Corporation (the "Company"), a Massachusetts corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended
(the "Code").

Article 2 - Administration of the Plan.

   The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors.
The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

   In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 - Eligible Employees.

   All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.


Article 4 - Stock Subject to the Plan.

   The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 - Payment Period and Stock Options.

   The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on January 1, 1998 and shall end on December 31, 1998. For the remainder of the duration of the Plan, Payment Periods shall consist of the twelve-month periods commencing on January 1st and ending on December 31st of each calendar year.

   Once each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 3,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 3,000 shares except for the 3,000 - share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 3,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period or (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

   For purposes of the Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   For purposes of the Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Rhode Island.

   No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the
Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6 - Exercise of Option.

   Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 3,000 -share limit of the option and the Section 423(b)(8) limitation described in
Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

Article 7 - Authorization for Entering the Plan.

   An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

      A. Stating the percentage to be deducted regularly from the employee's pay;

      B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan;
   and

      C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under
   Article 11 hereof.

Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

   Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

   The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 8 - Maximum Amount of Payroll Deductions.

   An employee may authorize payroll deductions in an amount
(expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's base pay or salary.

Article 9 - Change in Payroll Deductions.

   Deductions may not be increased or decreased during a Payment
Period. However, a participant may withdraw in full from the Plan.

Article 10 - Withdrawal from the Plan.

   A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

   To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 11 - Issuance of Stock.

   Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

   Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

Article 12 - Adjustments.

   Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

      A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

      B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

   Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

   If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 3,000-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

   The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13 - No Transfer or Assignment of Employee's Rights.

   An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

Article 14 - Termination of Employee's Rights.

   Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

   If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.


Article 15 - Termination and Amendments to Plan.

   Unless terminated sooner as provided below, the Plan shall terminate at the end of the day February 11, 2007. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

   The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan;
(ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or
(iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 16 - Limits on Sale of Stock Purchased under the Plan.

   The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under
Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 17 - Participating Subsidiaries.

   The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in
Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18 - Optionees Not Stockholders.

   Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19 - Application of Funds.

   The proceeds received by the Company from the sale of Common
Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20 - Notice to Company of Disqualifying Disposition.

   By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

Article 21 - Withholding of Additional Income Taxes.

   By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 22 - Governmental Regulations.

   The Company's obligation to sell and deliver shares of Common
Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

   Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common
Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 23 - Governing Law.

   The validity and construction of the Plan shall be governed by the laws of Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Article 24 - Approval of Board of Directors and Stockholders of the Company.

   The Plan was adopted by the Board of Directors on February 12, 1997 and was approved by the stockholders of the Company on _______, 1997.